Fees Summary	Mar. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,510,000.00
Previously Paid Amount	0.00
Total Fee Amount	899.04
Total Offset Amount	0.00
Net Fee	$ 899.04